EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Emmanuel Hernandez, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, the Annual Report on Form 10-K of Cypress Semiconductor Corporation for the fiscal year ended December 29, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Cypress Semiconductor Corporation.

Dated: March 21, 2003
/s/ Emmanuel Hernandez

Emmanuel Hernandez Executive Vice President, Finance and Administration and Chief Financial Officer